                                  Exhibit 99.16

                             Subscription Agreement

    ------------------------------------------------------------------------

               A Private Offering to Accredited Investors of up to
                   500,000 Units of Common Stock and Warrants

                         Offering Price: $0.90 per Unit
                   Minimum Investment: 10,000 Units for $9,000

                                  April | 2003

Health Sciences Group, Inc. - Subscription Agreement                      Page i
--------------------------------------------------------------------------------
CONTACT:

Fred E. Tannous
Chief Executive Officer
Health Sciences Group, Inc.
Howard Hughes Center
6080 Center Drive, 6th Floor
Los Angeles, CA  90045
Tel | (310) 242-6700
Fax| (310) 362-8607


DOCUMENT TRACKING

SUBMITTED TO:                 COMPANY           DATE            DOCUMENT NUMBER

Health Sciences Group, Inc.
Subscription Agreement

April, 2003

Copyright (C) 2003, Health Sciences Group, Inc.

No part of this document may be reproduced in any form or by any electronic or mechanical means, including information storage and retrieval devices or systems, without prior written permission from Health Sciences Group, Inc. This document or information it contains may not be used, reproduced, or disclosed without authorization in writing by Health Sciences Group, Inc.

C O N F I D E N T I A L--Use, reproduction, or disclosure is subject to the restrictions in DFARS 252.227-7013 & 252.211-7015/FAR 52.227-14 & 52.227-19 for
commercial computer software or technical data provided to the U.S. government with limited rights, as applicable.

--------------------------------------------------------------------------------
                             SUBSCRIPTION AGREEMENT
--------------------------------------------------------------------------------
PRIVATE PLACEMENT
--------------------------------------------------------------------------------

The accompanying Term Sheet has been prepared by the Company and no representation or warranty is made as to the accuracy or completeness of the information contained therein. Prospective investors will be given the opportunity to meet with management and conduct their own due diligence investigations, upon which they must rely solely in making their investment decision.

This  Subscription  Agreement  is  submitted  in  connection  with  the  private placement of the securities described in the Term Sheet and may not be reproduced or used for any other purpose. Each recipient of the Subscription Agreement agrees that all of the information contained therein is of a confidential nature, that it will treat such information in a confidential manner, and that it will not, directly or indirectly, disclose or permit its agents or affiliates to disclose any of such information without the prior written consent of the Company. If the recipient does not participate in this offering, the recipient agrees to return Subscription Agreement, and any accompanying documentation, to the Company promptly.
--------------------------------------------------------------------------------
UNREGISTERED SECURITIES
--------------------------------------------------------------------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISION OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.

CONTACT
--------------------------------------------------------------------------------

Questions and inquiries about Health Sciences Group, Inc. and this document should be directed to:

         Fred E. Tannous or Bill Glaser
         Health Sciences Group, Inc.
         Howard Hughes Center
         6080 Center Drive, 6th Floor
         Los Angeles, CA  90045

         Tel | (310) 242-6700
         Fax| (310) 362-8607
         Email:    INFO@HSCIENCES.COM
         Website: WWW.HSCIENCES.COM

Health Sciences Group, Inc. - Subscription Agreement                      Page 1
--------------------------------------------------------------------------------
1.0      SUBSCRIPTION AGREEMENT
--------------------------------------------------------------------------------

SUBSCRIPTION AGREEMENT made as of this _____ day of _________________, 2003 between HEALTH SCIENCES GROUP, INC., a Colorado corporation (the "Company") and the undersigned (the "Subscriber").

WHEREAS,

(a) The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

(b) Subscriber desires to purchase and the Company desires to issue up to 500,000 Units consisting of common stock, $0.001 par value per share (the "Common Stock") and Warrants to purchase common stock at the exercise price of $1.25 per share (the "Warrants"), in the form attached hereto as Exhibit "A" (the "Stock Purchase Warrant"), on the terms and conditions hereinafter set forth in the Term Sheet and the Subscriber desires to acquire the number of Units set forth on the signature page hereof at a purchase price of $0.90 per Unit (the "Purchase Price");

(c) Subscriber wishes to purchase, upon the terms and conditions stated in this Subscription Agreement, such number of Units as is set forth in Section 1.1; and

(d) Contemporaneous with the execution and delivery of this Subscription Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "B" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

  1.1 SUBSCRIPTION AND REPRESENTATION BY THE SUBSCRIBER
--------------------------------------------------------------------------------

    1.1.1 Subject to the terms and conditions hereinafter set forth, the Investor hereby subscribes for and agrees to purchase from the Company ________________ Units at the aforementioned Purchase Price, and the Company agrees to sell such Units to the Investor for said Purchase Price. The Purchase Price is payable by certified or bank check made payable to Health Sciences Group, Inc., contemporaneously with the execution and delivery of this Subscription Agreement or by wire transfer of immediately available funds to:

                           Bank Name:                BANK OF AMERICA
                           ABA No.:                  121-000-358
                           For credit to:            HEALTH SCIENCES GROUP, INC.
                           Account No.:              00993-12423

         The certificates for the shares of Common Stock and form of the Warrant will be delivered by the Company within thirty (30) days following the acceptance of the Subscribers subscription as set forth in Section 1.3 hereof.

Health Sciences Group, Inc. - Subscription Agreement                      Page 2
--------------------------------------------------------------------------------

    1.1.2 As of the date hereof, the Subscriber is purchasing the shares of the Common Stock and the attached Warrants, and the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares"), (collectively, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the
          Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

    1.1.3 The Subscriber represents that he is an "accredited investor" as such term in defined Rule 501(a) of Regulation D promulgated under the Unties States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Confidential Investor Questionnaire included as Section 2.0 of this Agreement, and that he is able to bear the economic risk of an investment in the Securities.

    1.1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities (including investments in limited partnerships), or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

    1.1.5 The Subscriber acknowledges receipt and careful review of the Private Placement Term Sheet and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

          The Subscriber further acknowledges that the Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith will file reports and other information with the Commission. Investor understands that reports, proxy statements and other information filed by the Company can be inspected and copied on the Commission's home page on the World Wide Web at
          http://www.sec.gov or at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as a Regional Office located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Such material can also be inspected at the New York, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Copies can be obtained from the Commission by mail at prescribed rates. Request should be directed to the Commission's Public Reference Section, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

    1.1.6 The Subscriber acknowledges that this offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The

Health Sciences Group, Inc. - Subscription Agreement                      Page 3
--------------------------------------------------------------------------------

          Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

    1.1.7 The Subscriber acknowledges that his Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a non-public offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such Shares unless they are registered under the Act and qualified under applicable state securities or "blue sky" laws or unless an exemption from such registration and qualification requirements is available.

    1.1.8 The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which exemptions are not available.

    1.1.9 The Subscriber understands that there is a public market for the Common Stock. The Subscriber understands that even with a public market for the Common Stock, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) by non-affiliates of the Company of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act (unless specified by Registration Rights as part of the Term Sheet). The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws") and subject to the provisions of
          Section 1.1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

Health Sciences Group, Inc. - Subscription Agreement                      Page 4
--------------------------------------------------------------------------------

   1.1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the shares of Common Stock stating that they have not been registered under the Act or qualified under applicable state securities or "blue sky" laws and setting forth or referring to the restriction on transferability and sale thereof.

   1.1.11 The Subscriber understands that the Company will review this Subscription Agreement and the Confidential Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

   1.1.12 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

   1.1.13 The   Subscriber   acknowledges   that   if  he  is  a   Registered
          Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice or any applicable successor rule of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof.

   1.1.14 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

   1.1.15 The Subscriber acknowledges that at such time, if ever, as his Securities are registered, sales of such securities will be subject to state securities or "blue sky" laws.

     1.2 REPRESENTATION BY THE COMPANY
--------------------------------------------------------------------------------

     The Company represents and warrants to the Subscriber that prior to the consummation of this offering and at the Closing Date:

         1.2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the State of Colorado and has the corporate power to conduct the business which it conducts and proposes to conduct.

         1.2.2 The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

         1.2.3 The shares of Common Stock have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their respective terms.

         1.2.4 The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

Health Sciences Group, Inc. - Subscription Agreement                      Page 5
--------------------------------------------------------------------------------

         1.2.5 The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

         1.2.6 The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Securities and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the articles of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

     1.3 TERM OF SUBSCRIPTION
--------------------------------------------------------------------------------

         1.3.1 The minimum subscription per subscriber shall be 10,000 Units at the said Purchase Price, provided, however, that smaller investments may be accepted at the discretion of the Company.

         1.3.2 The Subscriber understands that the Company is not required to receive any minimum amount of subscriptions before accepting such subscriptions for investment in the Company and that subscribers whose subscriptions are accepted first run the risk that the Company may not raise all of the funds it is seeking in this offering which could materially and adversely affect the Company's ability to finance its business plan.

         1.3.3 The Subscriber hereby authorizes and directs the Company to deliver the Units to be issued to such Subscriber pursuant to this Subscription Agreement either to the residential or business address indicated in the Confidential Investor Questionnaire contained in Section 3 or 4, as the case may be, of this Subscription Agreement.

         1.3.4 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

Health Sciences Group, Inc. - Subscription Agreement                      Page 6
--------------------------------------------------------------------------------

     1.4 MISCELLANEOUS
--------------------------------------------------------------------------------

         1.4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its office, 6080 Center Drive, 6th Floor, Los
                  Angeles, CA 90045 USA, Attention: Fred E. Tannous, Chief Executive Officer, and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         1.4.2 This Subscription Agreement shall not be changed, modified or amended except by writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         1.4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         1.4.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the internal substantive laws of the State of Colorado without regards to it conflicts of law or choice of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Los Angeles County and they hereby submit to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County, California and of the federal courts in the Central District of California located in Los Angeles
                  County with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

         1.4.5 This Subscription Agreement may be executed in counterparts, each of which shall be an original but all of which, when taken together, shall constitute one and the same instrument. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers to add and/or to delete other persons as subscribers and to accept or reject, in whole or in part, the Subscribers subscription.

         1.4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

Health Sciences Group, Inc. - Subscription Agreement                      Page 7
--------------------------------------------------------------------------------

         1.4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         1.4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

Health Sciences Group, Inc. - Subscription Agreement                      Page 8
--------------------------------------------------------------------------------
2.0      CONFIDENTIAL INVESTOR QUESTIONNAIRE
--------------------------------------------------------------------------------

     2.1 SUBSCRIBER'S REPRESENTATION
--------------------------------------------------------------------------------

     The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

                  Category A ___    The  undersigned  is an  individual  (not  a
                                    partnership,    corporation,   etc.)   whose
                                    individual net worth, or joint net worth with his or her spouse, presently exceeds
                                    $1,000,000.

                                    EXPLANATION.  In  calculating  net worth you
                                    may include equity in personal  property and
                                    real  estate,   including   your   principal
                                    residence,   cash,  short-term  investments,
                                    stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

                  Category B ___    The  undersigned  is an  individual  (not  a
                                    partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

                  Category C ___    The  undersigned  is a director or executive
                                    officer of the Company which is issuing and selling the Shares.

                  Category D ___    The  undersigned  is a bank;  a savings  and
                                    loan   association;    insurance    company;
                                    registered  investment  company;  registered
                                    business development company; licensed small
                                    business  investment  company  ("SBIC");  or
                                    employee  benefit plan within the meaning of
                                    Title 1 of  ERISA  and  (a)  the  investment
                                    decision is made by a plan  fiduciary  which
                                    is   either   a  bank,   savings   and  loan
                                    association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                (describe entity)

Health Sciences Group, Inc. - Subscription Agreement                      Page 9
--------------------------------------------------------------------------------

                  Category E  ___   The   undersigned  is  a  private   business
                                    development  company  as  defined in Section
                                    202(a)(22) of the Investment Advisors Act of
                                    1940.

                  Category F  ___   The  undersigned  is  either a  corporation,
                                    partnership,  Massachusetts  business trust,
                                    or   non-profit   organization   within  the
                                    meaning of Section 501(c)(3) of the Internal
                                    Revenue  Code,  in each case not  formed for
                                    the specific purpose of acquiring the Shares
                                    and  with   total   assets   in   excess  of
                                    $5,000,000.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                (describe entity)

                  Category G ___    The undersigned is a trust with total assets
                                    in excess of $5,000,000,  not formed for the
                                    specific  purpose of  acqui6ng  the  Shares,
                                    where  the   purchase   is   directed  by  a
                                    "sophisticated   person"   as   defined   in
                                    Regulation 506(b)(2)(ii).

                  Category H  ___   The  undersigned  is an entity (other than a
                                    trust)  all the  equity  owners of which are
                                    "accredited investors" within one or more of
                                    the above  categories.  If relying upon this
                                    Category  alone,   each  equity  owner  must
                                    complete a separate copy of this Agreement.

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                (describe entity)

                  Category I ___    The  undersigned  is not  within  any of the
                                    categories above and is therefor not an accredited investor.

     2.2 SUITABILITY
--------------------------------------------------------------------------------

     The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete. (please answer ALL of the following question):

           (a) For an individual Subscriber, please describe your current employment, including the Company by which you are employed and its principal business:

                    -----------------------------------------------------

                    -----------------------------------------------------

                    -----------------------------------------------------

Health Sciences Group, Inc. - Subscription Agreement                     Page 10
--------------------------------------------------------------------------------

           (b) For an individual Subscriber, please describe any college or graduate degrees held by you:

                    -----------------------------------------------------

                    -----------------------------------------------------

           (c) For an individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future.

                      ___    YES     ___    NO

           (d)  For  ALL   Subscribers,   please  check  types  of  prior
                investments:

                      ___  U.S. Government Securities             ___ Private
                                                                      Placements

                      ___  Publicly Traded Corporate Securities   ___ Mutual
                                                                      Funds
                      ___  Other  (Describe)__________________________________

           (e) For ALL Subscribers, please state whether you have participated in other private placements before:

                      ___    YES     ___    NO

           (f) For ALL Subscribers, please indicate frequency of such prior participation in private placements:

                                        Public           Private
                                        COMPANIES        COMPANIES
                                        ---------        ---------
                      Frequently        _____            _____
                      Occasionally      _____            _____
                      Never             _____            _____

           (g) For ALL Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you.

                      ___    YES     ___    NO

           (h) For ALL Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                      ___    YES     ___    NO

           (i) For ALL Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                      ___    YES     ___    NO

Health Sciences Group, Inc. - Subscription Agreement                     Page 11
--------------------------------------------------------------------------------

           (j) For trust, corporate partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                      ___    YES     ___    NO

     2.3 MANNER IN WHICH TITLE TO BE HELD
--------------------------------------------------------------------------------

                  Please circle one:

                        (a)   Individual Ownership
                        (b)   Community Property
                        (c) Joint Tenant with Right of Survivorship (both par-ties must sign)
                        (d)   Partnership*
                        (e)   Tenants in Common
                        (f)   Company*
                        (g)   Trust*
                        (h)   Other

                  *If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

     2.4 NASD AFFILIATION
--------------------------------------------------------------------------------

          Are you associated:(l) with an NASD member firm or (2) (please check one):

                             ___    YES     ___    NO

                  If Yes, please describe:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (1) The NASD defines a "person associated with a member" or "associated person of a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "person associated with a member' or "associated person of a member' includes a sole proprietor, general or limited partner, officer, director or branch

Health Sciences Group, Inc. - Subscription Agreement                     Page 12
--------------------------------------------------------------------------------

                           manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a "member" or a "person associated with a member" or "associated person of a member." In addition, an organization of any kind is a "person associated with a member" or "associated person of a member" if its sole proprietor or anyone of its general or limited partners, officers, directors or branch managers is a "member," "person associated with a member' or "associated person of a member."

                  (2) The NASD defines a 'member' as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

                           *If Subscriber is Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

                           The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice or any successor rules or regulations.

                  Name of NASD Member Firm  _______________________________

                  By: (Authorized Officer)     ____________________________

                  Date:  _______________________

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 2.0 and such answers have been provided under the assumption that the Company will rely on them.

                              NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

Health Sciences Group, Inc. - Subscription Agreement                     Page 13
--------------------------------------------------------------------------------
3.0      INDIVIDUAL INVESTOR SIGNATURE PAGE
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

                NUMBER OF UNITS ___________________ x $0.90 = $_____________

         -------------------------------       ----------------------------
         Signature                             Signature (if purchasing jointly)

         -------------------------------       ----------------------------
         Name Typed or Printed                 Name Typed or Printed

         -------------------------------       ----------------------------
         Address                               Address

         -------------------------------       ----------------------------
         City, State and Zip Code              City, State and Zip Code

         -------------------------------       ----------------------------
         Telephone - Business                  Telephone - Business

         -------------------------------       ----------------------------
         Telephone - Residence                 Telephone - Residence

         -------------------------------       ----------------------------
         Facsimile - Business                  Facsimile - Business

         -------------------------------       ----------------------------
         Facsimile - Residence                 Facsimile - Residence

         -------------------------------       ----------------------------
         Tax ID# or Social Security            Tax ID# or Social Security

Name in which Shares should be issued: _________________________________________

Dated: __________________________

This Subscription Agreement is agreed to and accepted as of ______________, 2003

                                          HEALTH SCIENCES GROUP, INC.


                                          -----------------------------
                                          Name:    Fred E. Tannous
                                          Title:   Chief Executive Officer

Health Sciences Group, Inc. - Subscription Agreement                     Page 14
--------------------------------------------------------------------------------
4.0      INSTITUTIONAL INVESTOR SIGNATURE PAGE
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

                           NUMBER OF UNITS ___________ x $0.90 = $_____________

         -------------------------------      -------------------------------
         Name of Institution                  Number of Partners (if Applicable)

         -------------------------------      -------------------------------
         Address                              Number of Shareholders
                                              (if Applicable)

         -------------------------------      -------------------------------
         City, State and Zip Code             State of Formation

         -------------------------------      -------------------------------
         Telephone                            Date of Formation

         -------------------------------      -------------------------------
         Facsimile                            Tax ID Number

         -------------------------------      -------------------------------
         Signature

         -------------------------------------------------------
         Name (Typed or Printed) of Individual Signing of Behalf of Institution

         -------------------------------
         Position or Title

Name in which Shares should be issued: _________________________________________

Dated: __________________________

This Subscription Agreement is agreed to and accepted as of ______________, 2003

                                              HEALTH SCIENCES GROUP, INC.


                                              -----------------------------
                                              Name:    Fred E. Tannous
                                              Title:   Chief Executive Officer

Health Sciences Group, Inc. - Subscription Agreement                     Page 15
--------------------------------------------------------------------------------
5.0      CERTIFICATE OF SIGNATORY
--------------------------------------------------------------------------------

        (TO BE COMPLETED IF UNITS ARE BEING SUBSCRIBED FOR BY AN ENTITY)

I, _________________________________, am the ___________________________________

of _____________________________________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of _________________, 2003.


                                 ------------------------------
                                             (Signature)